UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

VALPEY-FISHER CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File No. 1-4184

Maryland	06-0737363
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID No.)
75 South Street Hopkinton, MA	01748-2204
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:	(508) 435-6831

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 13, 2012, the Company filed with the Securities and Exchange Commission a supplement (the “Proxy Supplement”) to the proxy statement, dated December 16, 2011.  As more fully disclosed in the Proxy Supplement, the parties to a previously disclosed putative class action lawsuit brought by on behalf of Valpey-Fisher stockholders have entered into a memorandum of understanding, in which they agreed upon the terms of a settlement of the stockholder litigation.  The text of the Proxy Supplement is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Proxy Supplement dated January 13, 2012 to the Proxy Statement dated December 16, 2011.

99.2	Press Release, dated January 13, 2012, issued by Valpey-Fisher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALPEY-FISHER CORPORATION

Date:	January 13, 2012	By:	/s/ Michael J. Kroll
		Name:	Michael J. Kroll
		Title:	Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Proxy Supplement dated January 13, 2012 to the Proxy Statement dated December 16, 2011.

99.2	Press Release, dated January 13, 2012, issued by Valpey-Fisher.